Federated Hermes Short-Term Government Fund
A Portfolio of Federated Hermes Short-Term Government Trust
INSTITUTIONAL SHARES (TICKER FSGVX)
SERVICE SHARES (TICKER FSGIX)
CLASS Y SHARES (TICKER FSGTX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED APRIL 30, 2022
On August 11, 2022, the Board of Trustees (the “Trustees”) of Federated Hermes Short-Term Government Trust (the “Trust”) approved the following changes for the Trust’s sole portfolio Federated Hermes Short-Term Government Fund (the “Fund”) effective as of the start of business on November 1, 2022.
1. The Fund’s existing Class Y Shares will be converted into the Fund’s existing Institutional Shares. The existing Class Y Shares will operate through the close of business on October 31, 2022. When business opens on November 1, 2022, Class Y shareholders will be shareholders in the Fund’s Institutional Shares and will be subject to the eligible investor and minimum investment requirements for Institutional Shares as outlined in the Fund’s prospectus. There is no action required by shareholders to effect this re-designation and there will be no disruption to accounts as a result of the conversion.
Accordingly, please delete all references and disclosure relating to the Fund’s Class Y Shares effective as of the start of business on November 1, 2022.
2. The Shareholder Services/Account Administration Services Fee will be eliminated on the Fund’s Institutional Shares and the Rule 12b-1 Fee on the Fund’s Service Shares will no longer be incurred or paid until such time as approved by the Fund’s Trustees. Accordingly, in the “Fund Summary Information” section under “Risk/Return Summary: Fees and Expenses” please delete the Fund’s Fee Table and Example in their entirety and replace them with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Institutional Shares (IS) and Service Shares (SS) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	IS1	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	IS1	SS
Management Fee	0.30%	0.30%
Distribution (12b-1) Fee	None	0.00%[2]
Other Expenses	0.37%	0.62%
Total Annual Fund Operating Expenses	0.67%	0.92%
Fee Waivers and/or Expense Reimbursements[3]	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.37%	0.62%

1
 Effective at the open of business November 1, 2022, the Fund’s Y Shares (“Y class”) were re-designated as Institutional Shares (“IS class”). References herein refer to the new class designation unless otherwise noted.
2
 The Fund has adopted a Distribution (12b-1) Plan for its SS class pursuant to which the SS class of the Fund may incur or pay a Distribution (12b-1) fee of up to a maximum amount of 0.25%. Effective November 1, 2022, the fee will not be incurred or paid by the SS class of the Fund. The SS class of the Fund will not incur or pay such a Distribution (12b-1) fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
3
 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective November 1, 2022, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s IS and SS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.36% and 0.61% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. The expenses used to calculate the Fund’s examples do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
IS	$68	$214	$373	$835
SS	$94	$293	$509	$1,131
August 19, 2022

Federated Hermes Short-Term Government Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455784 (8/22)
© 2022 Federated Hermes, Inc.